UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 18, 2005

OWENS–ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1–9576	22–2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SeaGate, Toledo Ohio		43666
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247–5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐                 Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐                 Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02(c)          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 18, 2005, Owens-Illinois, Inc. (the “Company”) announced that Edward C. White has been named chief financial officer, succeeding Thomas L. Young who, as previously announced, is retiring as of March 31, 2005.  Mr. White’s appointment will be effective on April 1, 2005.

Mr. White joined the Company in 1973 and has held several key assignments with the Company. He is 57 years old.  He has been a Senior Vice President since 2003, serving as Senior Vice President and Director of Sales and Marketing for O-I Europe since 2004 and prior to that appointment was Senior Vice President of Finance and Administration from 2003-2004.  He served as Controller from 1999-2004 and Vice President and Director of Finance, Planning, and Administration-International Operations from 1997-1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005	OWENS–ILLINOIS, INC.
(Registrant)

	By:	/s/ Matthew G. Longthorne
	Name:	Matthew G. Longthorne
	Title:	Vice President and Controller